SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              ALGIERS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              ALGIERS BANCORP, INC.
                             # 1 Westbank Expressway
                          New Orleans, Louisiana 70114
                                (504) 367 - 8221



                                                                   April 4, 1997


Dear Fellow Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Algiers Bancorp, Inc.. The meeting will be held at the Main Office located at # 1 Westbank Expressway, New Orleans, Louisiana 70114, on Wednesday, April 30, 1997 at 10:00 A.M., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Algiers Bancorp, Inc. are sincerely appreciated.

                                           Sincerely,



                                           /s/Hugh E. Humphrey, Jr.
                                           ------------------------
                                           Hugh E. Humphrey, Jr.,
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                              ALGIERS BANCORP, INC.
                             # 1 Westbank Expressway
                          New Orleans, Louisiana 70114
                                (504) 367 - 8221


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 30, 1997

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Algiers Bancorp, Inc. (the "Company") will be held at the Company's Main Office located at # 1 Westbank Expressway, New Orleans, Louisiana 70114 at 10:00 A.M., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two directors for a term of three years or until their successors have been elected and qualified;

         (2) To ratify the appointment of LaPorte, Shehrt, Romig & Hand, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1997; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

         Stockholders of record of the Company as of the close of business on March 25, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Hugh E. Humphrey, Jr.
                                           ------------------------
                                           Hugh E. Humphrey, Jr.,
                                           Chairman of the Board,
                                           President and Chief Executive Officer

New Orleans, Louisiana
April 4, 1997
--------------------------------------------------------------------------------
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                              ALGIERS BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 30, 1997

       This Proxy Statement is furnished to holders of common stock, par value $.01 per share ("Common Stock"), of Algiers Bancorp, Inc. (the "Company"), which acquired all of the common stock of Algiers Homestead Association (the "Association") issued in connection with the conversion of the Association from a Louisiana-chartered mutual savings association to a Louisiana- chartered stock savings association in July 1996 (the "Conversion").

       Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's Main Office located at # 1 Westbank Expressway, New Orleans, Louisiana 70114 on Wednesday, April 30, 1997 at 10:00 A.M., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 4, 1997.

       Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described herein and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Hugh E. Humphrey, III, Secretary, Algiers Bancorp, Inc.); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                            VOTING AND REQUIRED VOTES

       Only stockholders of record at the close of business on March 25, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 648,025 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock outstanding is entitled to one vote at the Annual Meeting on each matter properly presented at the Annual Meeting.

       Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Because of the required vote, abstentions will have the effect of a vote against this proposal. Under rules of the New York Stock Exchange, the proposals regarding the election of directors and the ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

       The Bylaws of the Company presently provide that the Board of Directors shall consist of six members. The Articles of Incorporation of the Company require that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption, except that Hugh E. Humphrey, Jr. is the father of Hugh E. Humphrey, III.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                  Position with the Company and the
                                               Association and Principal Occupation                Director
Name                            Age(1)            During the Past Five Years                       Since(2)
----                            ------            --------------------------                       --------
                                           Nominees for a Three-Year Term Expiring in 2000

Hugh E. Humphrey, Jr.             71       Chairman of the Board, President and Chief Executive      1963
                                           Officer of the  Company  since
                                           1996,    President    of   the
                                           Association   since  1969  and
                                           Chief Executive Officer of the
                                           Association since 1984.

Thomas L. Arnold                  53       Assessor for the Fifth Municipal District of the            -
                                           City of New Orleans since 1984

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.


                                                 Position with the Company and the
                                                 Association and Principal Occupation               Director
Name                            Age(1)           During the Past Five Years                         Since(2)
----                            ------           --------------------------                         --------
                                           Directors Whose Terms Expire in 1998

Thu Dang                          53       Director; Self-employed realtor with Real Estate          1991
                                           Showcase in New Orleans, Louisiana since 1978 and
                                           owner of Marco Polo Travel, Inc. in Gretna,
                                           Louisiana since 1994.

 John  H. Gary                    39       Director; President of Gary Enterprises, Inc., a          1991
                                           convention promoter in New Orleans, Louisiana since
                                           1988.



                                           Directors Whose Terms Expire in 1999

Hugh E. Humphrey, III             45       Director; Secretary and Treasurer of the Company           1984
                                           since 1996 and of  the Association  since 1984; also
                                           the compliance officer and loan officer  of the
                                           Association since 1990.

Eugene J. LeBoeuf                 91       Director: Retired in 1967 as  President of LeBoeuf         1989
                                           Insurance Company in Algiers, Louisiana



(1)    As of December 31, 1996.
(2)    Includes service as a director of the Association.

Stockholder Nominations

       Article 6.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made in compliance with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to the 1997 annual meeting of stockholders, the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed, and
(ii) with respect to an election to be held at a succeeding annual meeting of stockholders, 60 days prior to the anniversary date of the immediately preceding annual meeting. Notice of the Annual Meeting was first given to stockholders on April 4, 1997, the date on which this Proxy Statement is first being mailed to stockholders. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

Board Meetings and Committees

       The Company was incorporated in February 1996, and the Board of Directors of the Company met 6 times during the year ended December 31, 1996. Directors of the Company receive no fees from the Company for attending Board of Directors meetings or committee meetings. The Board of Directors has a standing audit committee as described below. The Board of Directors of the Company does not have a compensation committee. No director of the Company attended fewer than 75% in the aggregate of the meetings of the Board of Directors held during fiscal 1996 and the total number of meetings held by all committees of the Board on which he served during the year.

       The Audit Committee reviews (i) the independent auditors' reports and results of their examination, subject to review by and with the entire Board of Directors, (ii) the internal audit function, which is under the control of and reports directly to the Audit Committee, and (iii) the examination reports of the federal banking agencies and other regulatory reports, subject to review by and with the entire Board of Directors. Currently, Messrs. Dang, Gary and LeBoeuf are members. The Audit Committee did not meet during the year ended December 31, 1996.

       The full Board of Directors of the Company serves as the Nominating Committee and met once during 1996 in such capacity. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. Article 6.F of the Company's Articles of Incorporation provides certain procedures which stockholders must follow in making director nominations. If such stockholder nominations are properly made, ballots will be provided at the Annual Meeting bearing the name of a stockholder's nominee or nominees.

       Regular meetings of the Board of Directors of the Association are held on at least a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors held during the year ended December 31, 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Association during 1996 and the total number of meetings held by all committees of the Board on which the director served during such year. During the year ended December 31, 1996, each member of the Board of Directors of the Association (other than Messrs. Humphrey, Jr. and Humphrey, III) was paid $300 per Board meeting (the full amount is paid for excused absences). For committee meetings, non-employee directors receive $30 per meeting. Since July 1996 directors who are also officers did not receive any fees for Board or committee meetings.

       The Board of Directors of the Association has established an Audit Committees. The Board of Directors does not have a separate Nominating Committee or Compensation Committee.

       The Audit Committee reviews (i) the independent auditors' reports and results of their examination, subject to review by and with the entire Board of Directors, (ii) the internal audit function, which is under the control of the reports directly to the Audit Committee, and (iii) the examination reports of the federal banking agencies and other regulatory reports, subject to review by and with the entire Board of Directors. During 1996, the members of the Audit Committee consisted of Messrs. Dang, Gary and LeBoeuf. The Audit Committee met three times during the year ended December 31, 1996.


Executive Officer Who Is Not A Director

       The following table sets forth certain information with respect to the executive officer of the Company who is not a director. There are no arrangements or understandings between the Company and such person pursuant to which such person was elected an executive officer of the Company, and such officer is not related to any director or officer of the Company by blood, marriage or adoption.


 Name                              Age(1)     Principal Occupation During the Past Five Years
Dennis J. McCluer                    52       Vice President and Chief Operating Officer of the Company
                                              since 1996 and of the Association since 1990.

(1)    As of December 31, 1996.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and (iii) all directors and executive officers of the Company and the Association as a group.

                                                                               Common Stock
                                                                           Beneficially Owned as of
Name of Beneficial Owner                                                        March 25, 1997
------------------------                                                        --------------
                                                                           Amount                %
                                                                           ------                -



        Algiers Bancorp, Inc.                                             51,842(2)            8.00%
        Employee Stock Ownership Plan Trust
           # 1 Westbank Expressway
           New Orleans, Louisiana  70114

        Jerome H. and Susan B. Davis                                      64,700(3)            9.98%
        11 Baldwin Farms North
        Greenwich, Connecticut 06831

        Wellington  Management Company, LLP                               64,100(4)            9.89%
        75 State Street
        Boston, Massachusetts 02109

        Directors:
          Hugh E. Humphrey, Jr.                                            24,335(5)            3.76%
          Eugene J. LeBoeuf                                                     100                *
          Thu  Dang                                                        2,500(3)                *
          John  H. Gary, III                                              15,000(3)            2.31%
          Hugh E. Humphrey, III                                            3,887(6)                *

        Director Nominee:                                                         -                -
          Thomas L. Arnold



        All directors and executive officers of the Company
         and the Association as a group (7 persons)                       53,945(2)            8.32%

-------------
*      Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2)      The Algiers Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust")
         was established  pursuant to the Algiers Bancorp,  Inc.  Employee Stock
         Ownership Plan ("ESOP") by an agreement between the Company and Messrs.
         Humphrey,  III,  Dang  and  McCluer,  who act as  trustees  of the plan
         ("Trustees").  As of the Voting  Record Date,  51,842  shares of Common
         Stock  held in the  Trust  were  unallocated  and no  shares  had  been allocated to the accounts of participating  employees.  Under the terms of the ESOP,  the Trustees must vote any  allocated  shares held in the
         ESOP  in  accordance  with  the   instructions  of  the   participating
         employees.  Unallocated  shares  held in the ESOP  will be voted by the
         ESOP Trustees in accordance  with their  fiduciary  duties as trustees.
         The  amount  of  Common  Stock  beneficially  owned  by  directors  and executive  officers  who  serve  as  trustees  of the  ESOP  and by all directors and executive officers as a group does not include the shares held by the  Trust,  except for the shares  actually  allocated  to the accounts of the executive officers.

(3)      The shares are owned jointly with the person's spouse.

(4)      The  shares are owned of record by  clients  of  Wellington  Management
         Company. None of the clients own more than 5% of the outstanding Common
         Stock, except Bay Pond Partners, L.P.

(5) Includes 9,335 shares held by Mr. Humphrey's spouse, which shares may be deemed to be beneficially owned by Mr. Humphrey.

(6) Includes 887 shares held by Mr. Humphrey's IRA and 1,000 shares for which Mr. Humphrey is the trustee for his minor daughter.


Section 16(a) Beneficial Ownership Reporting Compliance

       Under Section 16(a) of the 1934 Act, the Company's directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's directors and officers in the year ended December 31, 1996.

                             EXECUTIVE COMPENSATION

Executive Compensation

       The following table sets forth the compensation paid by the Association for services rendered in all capacities during the periods indicated to the President and Chief Executive Officer of the Association.

                                                  Annual Compensation
                                       --------------------------------------
Name and Principal
Position                    Year       Salary(1)       Bonus         Other(2)     Compensation
--------                    ----       ---------       -----         --------     ------------

Hugh E. Humphrey, Jr.,      1996        $52,260        $2,090          $ -           $ -
Chairman of the Board       1995         55,970           -              -             - (3)
President and Chief
Executive  Officer
--------------------

(1)      Includes directors' fees of $2,100 in 1996 and $3,720 in 1995.

(2) Annual compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Humphrey. The costs to the Association of providing such benefits did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of such executive officer.

(3)      Does  not  include  the  value of the  shares  to be  allocated  to Mr.
         Humphrey's account under the ESOP as of December 31, 1996 as the number of shares have not been determined.

Employment Agreement

       The Company and the Association (collectively, the "Employers") entered into an employment agreement with Mr. Humphrey in connection with the Conversion. The Employers have agreed to employ Mr. Humphrey for a term of three years in his current position at an initial salary of $53,760. At least 30 days prior to each annual anniversary date of the employment agreement, the Boards of Directors of the Company and the Association shall determine whether or not to extend the term of the agreement for an additional one year. Any party may elect not to extend the agreement for an additional year by providing written notice at least 30 days prior to any annual anniversary date.

       The employment agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the

Company, as defined, Mr. Humphrey will be entitled to a cash severance amount equal to three times his average annual compensation over his most recent five taxable years. In addition, Mr. Humphrey will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer, whichever occurs first.

       A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

       The employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Parachute payments generally are payments equal to or exceeding three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

       Although the above-described employment agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Employee Stock Ownership Plan

       The Company established the ESOP for employees of the Company and the Association effective January 1, 1996. Full-time employees of the Company and the Association who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 18 are eligible to participate in the ESOP.

       As part of the Conversion, in order to fund the purchase of up to 8% of the Common Stock to be issued in the Conversion, the ESOP borrowed funds from the Company in an amount equal to 100% of the aggregate purchase price of the Common Stock acquired by the ESOP. The loan to the ESOP will be repaid principally from the Company's and the Association's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The loan to the ESOP bears a fixed interest rate of 8.25%. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

       Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20% per year starting with the completion of one year of service and will be 100% vested upon the completion of five years of service. Credit is given for years of service with the Association prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

       Messrs. Dang, Humphrey, III and McCluer serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given.

       Generally accepted accounting principles ("GAAP") require that any third party borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. Since the ESOP is borrowing from the Company, such obligation is not treated as a liability, but the amount of the borrowing is deducted from stockholders' equity. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net earnings would decrease as the newly issued shares are allocated to the ESOP participants.

       The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

Certain Transactions

       Mr. Humphrey, Jr., the President and Chief Executive Officer of the Association, and his wife own the Association's main office building and lease the building to the Association. Prior to April 1, 1996, the lease was for a 30-year term expiring in September 1997, and the rent was $33,000 per year, subject to increase to $82,000 per year at the discretion of Mr. Humphrey, Jr. Effective April 1, 1996, the Association entered into a new 10 year lease with Mr. Humphrey, Jr. and his spouse, and the rent is $45,000 for the first five years of the new lease. The rent will increase during the second five years of the new lease at a rate equal to the rate of increase in the consumer price index, but the rent will not decrease if the consumer price index decreases. The new lease may be renewed at the Association's option for two additional 10-year periods. Under both the old lease and the new lease, the Association pays all taxes, insurance and maintenance costs.

       Mr. Humphrey, Jr. is the father-in-law of Harold A. Buchler, Jr., a partner in the law firm of Buchler & Buchler. During 1996, Buchler & Buchler received an annual retainer of $12,000 from the Association, $5,000 of legal fees from the Association in connection with foreclosures, and approximately $14,000 in connection with real estate loan closings. Most of the closing fees were paid by the borrowers rather than the Association.

       Management believes that the above transactions were on terms at least as favorable to the Association as could be obtained from unaffiliated third parties.

Indebtedness of Management

         The Association, in the ordinary course of business, makes available to its directors, officers and employees mortgage loans on their primary residences and other types of loans. Such loans are made on the same terms as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 1996, the Association's outstanding loans to directors and executive officers of the Association, or members of their immediate families, totalled approximately $18,000.

During 1996, no current director, director nominee or executive officer of the Association, or members of their immediate families, had aggregate indebtedness in excess of $60,000 to the Association.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed LaPorte, Sehrt Romig and Hand independent certified public accountants, to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by LaPorte, Sehrt, Romig and Hand that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. LaPorte, Sehrt, Romig and Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig and Hand as independent auditors for the fiscal year ending December 31, 1997.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1998, must be received at the principal executive offices of the Company, #1 Westbank Expressway, New Orleans, Louisiana 70114, Attention: Hugh E. Humphrey, III, Secretary, no later than December 5, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting provided that the requirements set forth in
Article 9.D of the Company's Articles of Incorporation are satisfied in a timely manner. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than (i) with respect to the 1997 annual meeting of stockholders, the close of business on the tenth day following the date on which notice of such annual meeting was mailed, and (ii) with respect to any succeeding annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO HUGH E. HUMPHREY, III, SECRETARY, ALGIERS BANCORP, INC., # 1 WESTBANK EXPRESSWAY, NEW ORLEANS, LOUISIANA 70114. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

       YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 REVOCABLE PROXY
                              ALGIERS BANCORP, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALGIERS BANCORP, INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 1997 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of theCompany to be held at the Main Office located at #1 Westbank Expressway, New Orleans, Louisiana, on April 30, 1997 at 10:00 a.m., Central Time, and at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS


   Nominees for three-year term:
   Mr. Hugh E. Humphrey, Jr. and Thomas L. Arnold


   [   ] FOR            [   ] WITHHOLD            [   ] EXCEPT


INSTRUCTION:To withhold authority to vote for any individual nominee, mark "Except"and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of LaPorte, Sehrt, Romig and Hand as the Company's independent auditors for the year ending December 31, 1997.

   [   ] FOR            [   ] AGAINST            [   ] ABSTAIN

    In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

    The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

    Please be sure to sign and date this Proxy in the box below.

                  Date:____________________________

           Signature(s)______________________________________

                       ______________________________________

    Detach above card, sign, date and mail in postage paid envelope provided.

                              ALGIERS BANCORP, INC.

    The above signed hereby acknowledges receipt of the Notice of Annual Meeting of the Stockholders of the Company called for April 30, 1997, a Proxy Statement for the Annual Meeting and the 1996 Annual Report to Stockholders.

    Please sign this exactly as your name(s) appear(s) on this proxy card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY